RC Oil Co., Inc.
3939 Royal Drive, Suite 226
Kennesaw, GA 30144

JOINT VENTURE CONTRACT AND OPERATING AGREEMENT

DOSHIER PROJECT
NOWATA COUNTY, OKLAHOMA

7(SEVEN) WELL PLUS 1(ONE) SALTWATER INJECTION
RE-WORK PROJECT

1. This shall acknowledge the receipt of consideration in the amount of $200,000 in accordance with the payment schedule set forth in Exhibit A for the purchase of 75% Working Interest in the Doshier Lease as described in NW ¼ of the SW ¼; and the N ½ of the SW ¼ of the SW ¼ of Section 17, Township 25N, Range 16E in Nowata County, Oklahoma and consisting of 80 acres +/-. The working interest and well interest percentages to this contract are set forth in Exhibit A which is a part of this contract.

From: New Western Energy Corporation *(hereinafter referred to as "Second Party")*

Address: 73 Bunsen, Ste. 208

City: Irvine State: California Zip: 92618

Home/ Business Phone: (949) 435-0977 Email: haris.baha@newwesternenergy.com

Second Party and RC Oil Co., Inc. *(hereinafter referred to as "Operator")* agree as follows:

2. Operator agrees to re-work 7(seven) oil wells, plus 1(one) saltwater injection well in the Bartlesville formation, including acid frac and/or other stimulation procedure(s), and put into production all wells deemed to be of commercial value.

3. Second Party agrees to pay it's pro-rata share (based on percentage ownership) of the expense of the operation and maintenance of the wells in addition to the same pro-rata share of any work-over operation required for the wells, such as service or replacement parts as needed. **A fee totaling One Hundred Fifty ($150) per well, per month for basic** operation and maintenance shall be levied among the Working Interest owners. Second party will be offered, on a first right of refusal basis, the opportunity to participate in any future wells drilled on said lease.

4. The Operator covenants to keep the location free and clear of liens and encumbrances arising out of operations and to provide reasonable amounts of insurance, as required by State Regulations. The Operator shall be liable to the Second Party for gross negligence or intentional acts, which may prove to be proximate of any loss to Second Party. Any loss which may be caused by an Act of God (Force Majeure) or cause by any force or reason beyond the control of the Operator shall not create any liability upon either party beyond its proportionate share of any well location or ownership. In the event of such loss, both parties agree to pay their proportionate share of liability from the proceeds of oil and /or gas sale from the subject well to settle claims or losses as a result of the operations of the properties. All rights and obligations of this contract shall be assumed by any Third Party receiving Second Party's Working Interest through assignment or transfer.

5. The Second Party does hereby constitute and appoint the Operator and its attorney in fact, to negotiate and contract for the sale of oil and/or gas, and to receive and disburse proceeds for sale, and to make all operational decisions relative to well development and operations, including well and lease substitutions, when it is deemed in the best interest to the success of the project.

6. This project is offered on a "fixed-cost" turnkey basis to the Second Party. This places the open-end risk on the Operator, rather than the Second Party. In the event total costs of the project overruns the contributions of the Second Party, Operator agrees to pay all overrun cost at no additional cost to the Second Party. In the event total costs of the project are less than the contributions of the Second Party, the excess shall be retained by the Operator as profit.

7. The Second Party shall have access to the project lease at all reasonable times for the purpose of inspection and observation.

8. The Second Party hereto agrees and accepts the conditions of the Joint Venture and Operating Agreement and further acknowledges the numerous risks involved in an investment in this project. Second Party further acknowledges it can withstand the total loss of an investment in this project without causing a change in lifestyle.

9. This Agreement embodies the entire Agreement between the parties hereto and supersede any and all prior negotiations or agreements in regard hereto. No alteration to this Agreement shall be binding unless in writing and signed by the parties hereto.

10. All well ownership interest purchased by second party will be recorded in his/her name and said interest will be paid directly to second party and to Operator by the accounting firm known as Stotts, Barclay, Pettus, Whippel, Littleton, and Reuf, PC after it receives the sales proceeds from the refinery. Proceeds to be paid according to Exhibit "A" as attached. Operator agrees to provide each owner with a separate accounting for their individual items of income, deductions, depreciation and depletion. Second Party, upon 15 days notice to Operator, may inspect the books and records relating to the operation of this Joint Venture project, at all reasonable

times.

11. Any disputes under this Agreement shall be submitted for binding arbitration with cost of such arbitration to be split as determined by the arbitrator. If one of the parties refuses to submit and participate in binding arbitration, then a lawsuit forcing binding arbitration can be filed in a court of equity and all cost for such lawsuit and binding arbitration shall be paid by the refusing party.

The Operator and Second Party have read and understand all the items 1-11 and the attached Exhibit "A" and hereby accept and agree to all terms and conditions therein, this 8th day of October, 2009.

SECOND PARTY: NEW WESTERN ENERGY CORPORATION	OPERATOR: RC OIL CO., INC.
Javan Khazali, President	Rick Wilkins, President
26-3640580 Social Security or Tax ID Number	

EXHIBIT "A"

Payment Consideration. The Second Party shall pay the Operator for a 75% working interest in the Doshier Project the sum of $200,000 payable as follows:

First installment of $100,000 to be paid on October 8, 2009. Second installment of $50,000 to be paid on October 30, 2009. Third, and final, installment of $50,000 to be paid on November 20, 2009.

Services Provided by Operator. Operator will provide all management, professional services, outside contractors, equipment, and materials to re-work, equip and acid frac 7 (seven) wells to the Bartlesville formation. Upon completion of re-work and acid frac of said wells, operator will provide all necessary equipment, materials, and manpower to complete and put into production all wells deemed to be of commercial value.

Operator will provide all labor, materials, professional services, and equipment to accomplish the work set forth in this agreement for the lump sum price of $200,000 according the above-mentioned schedule.

Right of First Refusal. Each holder of interest will be offered, on a first right of refusal basis, to participate in any future development of this lease.

Project Interest Table:

	Working Interest	Net Revenue Interest
Investor	75%	60.94%
~~Federated~~ RC Oil	25%	20.31%
Mineral Owners	0%	18.75%
TOTALS	100%	100%

NEW WESTERN ENERGY CORPORATION

Javan Khazali, President

RC OIL CO., INC.

Rick Wilkins, President

2009-316498 Book 0771 Pg 248
09/23/2009 2:55 pm Pg 0248-0248
Fee: $ 13.00 Doc: $ 0.00
Teresa Jackson - Nowata County Clerk
State of Oklahoma

ASSIGNMENT OF OIL AND GAS LEASE

WHEREAS, a certain oil and gas mining lease was made and entered into by and between Earna L. Doshier and Sandra K. Doshier, his wife, Lessors, and John A. Little and Dorothy A. Little, his wife, Lessees, covering the following described real estate situate in Nowata County, Oklahoma, to-wit:

> The NW/4 of the SW/4; and
> The N/2 of the SW/4 of the SW/4 of
> Section 17, Township 25 North, Range 16 East,

which lease was dated May 4, 1985 and is recorded in the office of the County Clerk of Nowata County, Oklahoma, in Book 561 at Page 59; and

WHEREAS the entire interest is now owned by OKI Oil and Gas Corporation.

NOW THEREFORE, for and in consideration of the sum of TEN ($10.00) DOLLARS and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned, the present owner of the entire interest in said oil and gas lease and all rights thereunder or incident thereto, does hereby bargain, sell, transfer, assign and convey their entire interest in and to the said lease, subject to the terms therein contained, together with the leasehold unto the following Corporation, to-wit

> Federated Energy Corporation
> 3939 Royal Drive Suite 226
> Kennesaw, GA 30144

EXCEPTING AND RESERVING TO THE ASSIGNOR AN OVERRIDING ROYALTY INTEREST OF 1/16TH OF 7/8TH OF ALL OIL AND GAS PRODUCED FROM THE PREMISES.

And for the same consideration, the undersigned, for itself, its heirs and assigns, does covenant with the assignee, that it has good right and authority to sell and convey the same, and warrants it's title thereto. Assignor indemnifies, warrants and agrees to hold assignee harmless from any losses sustained by him due to the operations of said leases during the period assignor operated the same.

OKI Oil and Gas Corporation

By: Clarence McIntyre, President

STATE OF OKLAHOMA)
) SS
COUNTY OF NOWATA)

The foregoing instrument was acknowledged before me on this the 16th day of September 2009, by OKI Oil and Gas Co. by Clarence McIntyre, President.

Ali B. Reece
Notary Public

My commission expires:
(S E A L)

ALI B. REECE NOTARY PUBLIC No. 06007907 EXP 08/14/2010 IN AND FOR STATE OF OKLAHOMA

I-2010-316248 Book 0779 Pg 136
08/24/2010 8:25 am Pg 0136-0136
Fee: $ 13.00 Doc: $ 0.00
Teresa Jackson - Nowata County Clerk
State of Oklahoma

ASSIGNMENT OF OIL AND GAS LEASE

KNOW ALL MEN BY THESE PRESENTS

WHEREAS, RC Oil Company, Inc., 11400 N. Garnett, Ste. C, Owasso, OK 74055 hereinafter referred to as Assignor, for and in consideration of the sum of One Dollar($1.00) the receipt of which is hereby acknowledged, does hereby assign, transfer, sell and convey unto New Western Oil Corporation, hereinafter called Assignee, its Working interest (WI) of 75% in and to the oil & gas leases dated the 11th day of February, 2010 executed by Earna L. Doshier and Sandra K. Doshier, and John A. Little and Dorothy A. Little as Lessors to RC Oil Company, Inc. as Lessee, said Lease being recorded in Book 0774, Page 0828-0829, in so far as said Lease covers the following described land in Nowata County, State of Oklahoma:

Section 17, T25N, R16E, The NW/4 of the SW/4;
and the N/2 of the SW/4 of the SW/4 in
Nowata County, Oklahoma

Together with all the rights incident thereto, the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

For the same consideration, the Assignor covenants with the Assignee, its heirs, successors, legal representatives or assigns that the Assignor is the lawful owner of and has good title to the interest herein assigned in and to said Lease, estate, rights and property, free and clear form all liens, encumbrances or adverse claims, that said Lease is a valid and subsisting Lease on the lands above described and that all rentals and royalties due thereunder have been paid, and all conditions necessary to keep said Lease in full force and effect have been duly performed, and that the Assignor will warrant and forever defend same against all persons whomsoever, lawfully claiming or to claim said interest.

Executed this 15 day of November 2009.

Jim Staples
RC Oil Company, Inc.

STATE OF TULSA
COUNTY OF OKLAHOMA

Before me, the undersigned a Notary Public, in and for the County and State on the 15 day of Nov 2009, personally appeared Jim Staples, to me known to be the identical person who executed the within and foregoing instrument and acknowledged to me that ______ executed the same as ______ free and voluntary act and deed for the uses and purposes therein set forth.

Given under my hand and seal of office the day and year last above written.

Melinda B Beard
Notary Public

My Commission Expires June 10, 2013

MELINDA BEARD
Notary Public - State of Oklahoma
Nowata County
Commission # 09004509
My Commission Expires Jun 10, 2013

AMENDMENT TO
JOINT VENTURE CONTRACT AND OPERATING AGREEMENT
DOSHIER PROJECT
(the "Agreement")

The undersigned parties agree to amend Exhibit A of the Agreement dated October 8, 2009 referenced above in the manner as set forth below:

1. The price for the Doshier project is amended to be $100,000. This amount was wired in full (Conf #FW 08843-282-897685) on October 9, 2009 by New Western Energy Corp. to RC Oil Co. Inc., and the above project is considered paid in full as of that date.

2. Miscellaneous Provisions.

(a) Except as amended and modified herein, all other provisions of the Agreement, as modified and amended by this Amendment, are hereby ratified and approved, and shall remain in full force and effect.

(b) This Amendment and the Agreement together constitute the entire agreement between the parties relating to the subject matter hereof and thereof. This Amendment may be executed in counterparts and each counterpart may be deemed an original. All defined terms used herein shall have the same definition as used in the Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by its duly authorized officers as of April 30, 2010.

RC OIL Co., Inc.

By: Rick Wilkins, President

New Western Energy Corporation

By: Javan Khazali, President

I-2009-316498 Book 0771 Pg: 246
09/23/2009 2:55 pm Pg 0246-0246
Fee: $ 13.00 Doc: $ 0.00
Teresa Jackson - Nowata County Clerk
State of Oklahoma

ASSIGNMENT OF OIL AND GAS LEASE

WHEREAS, a certain oil and gas mining lease was made and entered into by and between Earna L. Doshier and Sandra K. Doshier, his wife, Lessors, and John A. Little and Dorothy A. Little, his wife, Lessees, covering the following described real estate situate in Nowata County, Oklahoma, to-wit:

The NW/4 of the SW/4; and
The N/2 of the SW/4 of the SW/4 of
Section 17, Township 25 North, Range 16 East,

which lease was dated May 4, 1985 and is recorded in the office of the County Clerk of Nowata County, Oklahoma, in Book 561 at Page 59; and

WHEREAS the entire interest is now owned by OKI Oil and Gas Corporation.

NOW THEREFORE, for and in consideration of the sum of TEN ($10.00) DOLLARS and other valuable consideration, the receipt of which is hereby acknowledged, the undersigned, the present owner of the entire interest in said oil and gas lease and all rights thereunder or incident thereto, does hereby bargain, sell, transfer, assign and convey their entire interest in and to the said lease, subject to the terms therein contained, together with the leasehold unto the following Corporation, to-wit

Federated Energy Corporation
3939 Royal Drive Suite 226
Kennesaw, GA 30144

EXCEPTING AND RESERVING TO THE ASSIGNOR AN OVERRIDING ROYALTY INTEREST OF 1/16TH OF 7/8TH OF ALL OIL AND GAS PRODUCED FROM THE PREMISES.

And for the same consideration, the undersigned, for itself, its heirs and assigns, does covenant with the assignee, that it has good right and authority to sell and convey the same, and warrants it's title thereto. Assignor indemnifies, warrants and agrees to hold assignee harmless from any losses sustained by him due to the operations of said leases during the period assignor operated the same.

OKI Oil and Gas Corporation

By: Clarence McIntyre, President

STATE OF OKLAHOMA)
) SS
COUNTY OF NOWATA)

The foregoing instrument was acknowledged before me on this the 16th day of September 2009, by OKI Oil and Gas Co. by Clarence McIntyre, President.

Notary Public

My commission expires: ____
(S E A L)

ALI B. REECE
NOTARY PUBLIC
No. 0607907
EXP 08/14/2010
IN AND FOR
STATE OF OKLAHOMA

W.E. Maddux
Attorney at Law
322 N. Pine
Nowata, Oklahoma 74048

September 24, 2009

Pacer Energy
P.O. Box 4470
Tulsa, OK 74159-0470

Re: NW¼, SW¼ &
N2, SW¼ , SW¼
of Section 17, Township 25 North
Range 16 East
Nowata County Oklahoma

Gentlemen:

Pursuant to the request of Federated Energy Corporation, and for division order purposes, I have examined the records in the offices of the County Clerk and County Treasurer of Nowata County, Oklahoma from the inception of title down to September 23, 2009, at 2:00 PM. As a result of my examination, I am of the opinion title is vested as follows:

	Surface	RI	WI	ORRI
Earna Lee Doshier & Sandra Kay Doshier as joint tenants	All	.1250		
Federated Energy Corporation			.8125	
OKI Oil & Gas Corporation				.0625

BASIC LEASE

Lessors: Earna L. Doshier & Sandra K. Doshier, his wife

Lessee: John A. Little & Dorothy A. Little, as joint tenants

Real Estate: Captioned Premises

Date: May 4, 1985

Term: 1 year and as

Royalty: 1/8

Special Provisions: Damages of $300 per well site and $500 for tank battery

Encumbrances: None prior to the lease

Taxes: 2008 and prior years are paid

COMMENTS & REQUIREMENTS:

1. The encumbrance alluded to above, covers five (5) acres in the NW¼ SW¼ and was given by the surface owners on August 28, 2002. It contains no provision for the payment of royalties to the mortgagor. The mortgage would not affect the oil and gas lease and I make no requirements.

2. I recommend division orders be prepared and submitted to the owner of the working interest at 11400 N. Garnett, Suite C, Owasso, Oklahoma 74055.

Respectfully,

W. E. Maddux
Attorney at Law
OBA #5618